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                                                                    Exhibit 23.2

                       [LETTERHEAD OF KPMG PEAT MARWICK]

                              ACCOUNTANTS' CONSENT



     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" of the Prospectus.


                                       /s/ KPMG Peat Marwick LLP
                                      ------------------------------------
                                       KPMG Peat Marwick LLP


Omaha, Nebraska
December 4, 1998